UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report : March 24, 2004

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 440
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

Item 5.    Other Events

Precision Castparts Corp. is reissuing the consolidated financial statements of SPS Technologies Inc. (the “Company”) for the nine-month periods ended September 30, 2003 and 2002 and for the years ended December 31, 2002, 2001 and 2000.  These financial statements are being reissued to comply with Rule 3-10 of Regulation S-X regarding recently acquired subsidiary guarantors.

This Current Report on Form 8-K updates Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.  Except as expressly provided herein, no attempt has been made to update matters in these Annual and Quarterly Reports.

Item 7.    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits:

	Exhibit 23.1	Consent of Independent Accountants

Exhibit 99.1

SPS Technologies audited financial statements for the years ended December 31, 2002, 2001 and 2000 to provide condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X

Exhibit 99.2

SPS Technologies unaudited financial statements for the nine-month periods ended September 30, 2003 and 2002 to provide condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRECISION CASTPARTS CORP.
Registrant

DATE: March 24, 2004	/s/ W.D. Larsson
W.D. Larsson
Senior Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)